BENEFIT PLANS	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
BENEFIT PLANS
BENEFIT PLANS
IAC has a retirement savings plan in the United States that qualifies under Section 401(k) of the Internal Revenue Code. Under the IAC/InterActiveCorp Retirement Savings Plan ("the Plan"), participating employees may contribute up to 50% of their pre-tax earnings, but not more than statutory limits. IAC contributes fifty cents for each dollar a participant contributes in this plan, with a maximum contribution of 3% of a participant's eligible earnings. Matching contributions for the Plan for the years ended December 31, 2016, 2015 and 2014 are $10.0 million, $9.1 million and $7.5 million, respectively. Matching contributions are invested in the same manner as each participant's voluntary contributions in the investment options provided under the Plan. An investment option in the Plan is IAC common stock, but neither participant nor matching contributions are required to be invested in IAC common stock. The increase in matching contributions in 2016 and 2015 are due primarily to an increase in participation in the Plan due to an increase in headcount. The increase in matching contributions in 2015 was further impacted by an increase in participation due to acquisitions.
IAC also has or participates in various benefit plans, principally defined contribution plans, for its international employees. IAC's contributions for these plans for the years ended December 31, 2016, 2015 and 2014 are $2.1 million, $2.5 million and $2.5 million, respectively. The decrease in contributions in 2016 is due, in part, to the sale of PriceRunner.